UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING DECEMBER 31, 2014


[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA GLOBAL MANAGED VOLATILITY FUND]

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    ANNUAL REPORT
    USAA GLOBAL MANAGED VOLATILITY FUND
    FUND SHARES o INSTITUTIONAL SHARES
    DECEMBER 31, 2014

    ==========================================================

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PRESIDENT'S MESSAGE

"THE BEGINNING OF A NEW YEAR CAN BE A GREAT TIME TO
TAKE STOCK OF YOUR FINANCIAL WELL BEING, TAX SITUATION,
AND THE PROGRESS YOU'VE MADE TOWARD YOUR GOALS."
                                                    [PHOTO OF BROOKS ENGLEHARDT]

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FEBRUARY 2015

When the reporting period began in January 2014, investors had high hopes for the U.S. economy--that growth would accelerate and the economic recovery would continue. At the same time, many expected long-term interest rates to rise when the Federal Reserve (the Fed) started tapering (or reducing) its quantitative easing (QE) asset purchases. Some pundits predicted a "great rotation" from bonds into stocks as interest rates rose and bond prices fell (bond prices and interest rates move in opposite directions).

The reality, however, was somewhat different. Instead of interest rates rising, they fell during the reporting period, driving up bond prices. Meanwhile, the U.S. economy hit a winter weather-related soft patch and actually contracted during the first quarter. Then, after regaining its footing in the second quarter, the U.S. economy slowly strengthened and by the end of the year, observers were once again optimistic that economic growth could accelerate in 2015.

During the reporting period, foreign economies underperformed that of the U.S. Europe's economic growth slowed, Japan struggled to jumpstart its moribund economy, and the economy of the former engine of global growth-- China--weakened. Although economic divergence is likely to continue for a time, we do not believe it will endure over the long term. Eventually, the global economy will either rebound or global economic weakness will weigh on the U.S. economy, dampening growth. According to Standard & Poor's, S&P 500 companies generate 46.3% of their sales overseas.

That said, economic divergence also has been observed in central bank policy and equity market performance. As the Fed finished tapering its QE program during October, other global central banks continued to ease monetary policy, pushing down interest rates around the world. At the same time, U.S. stocks recorded strong gains for the reporting period, outperforming European stocks and emerging markets stocks--which generally posted declines.

Meanwhile, inflation pressures have continued to ease, with the collapse of energy prices a prime example. Oil prices fell close to 50% during the reporting period. Natural gas prices also declined. At USAA Investments, we believe the U.S. economy will generally benefit from lower energy prices.

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

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Consumer spending comprises a large percentage of the U.S. economy and lower energy prices means consumers will have more money to spend on other things. However, no one knows how significantly lower prices will affect energy-producing regions or energy-related industries, such as oil services and steel manufacturing.

The reporting period also was marked by an increase in geopolitical worries-- from Russia's involvement in Ukraine to ongoing Islamic extremism. Furthermore, near the end of the reporting period, Greece's government was forced to call an early national election, raising fears that the main opposition party--should it win--would seek to change the country's bailout agreement with the European Union. Stories such as these may influence the investment environment during the months ahead. We also expect to see exaggerated news reports if market volatility increases, as we anticipate that it might. However, dramatic news headlines are designed to elicit an emotional reaction, and shareholders should instead focus on relevant information, such as the direction of interest rates and economic conditions, to give them the perspective they need to appropriately manage their investments.

Investors also may want to make a new year's resolution to improve their financial fitness. As I write to you, 2015 has just started. The beginning of a new year can be a great time to take stock of your financial well being, tax situation, and the progress you've made toward achieving your goals. If you want to simplify your finances, you may consider consolidating some of your accounts. You also might want to rebalance your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. At the same time, you should make sure your investment plan still matches your goals, risk tolerance, and time horizon. If you'd like some help, please call one of our financial advisors. They would be happy to assist you.

From all of us here at USAA Investments, I wish you the happiest and healthiest of new years. We remain resolved to provide you with our best advice, exceptional service, and a wide variety of investment options.

Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange.
o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA
Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

   Distributions to Shareholders                                             11

   Report of Independent Registered Public Accounting Firm                   12

   Portfolio of Investments                                                  13

   Notes to Portfolio of Investments                                         16

   Financial Statements                                                      18

   Notes to Financial Statements                                             22

EXPENSE EXAMPLE                                                              42

TRUSTEES' AND OFFICERS' INFORMATION                                          44

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) SEEKS TO ATTAIN LONG-TERM CAPITAL APPRECIATION WHILE ATTEMPTING TO REDUCE VOLATILITY DURING UNFAVORABLE MARKET CONDITIONS.

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TYPES OF INVESTMENTS

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund's principal strategy is to combine a portfolio of domestic and foreign equity with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk. Diversification in the Fund's portfolio is designed to reduce volatility in the Fund's returns over a range of market environments.

This Fund is intended to be primarily invested in stocks and exchange-traded funds (ETFs) that invest primarily in stocks, and may at times be fully invested in ETFs. However, there are times when bond markets will provide opportunities for what the Adviser believes to be stock-like returns with equal or less market risk. These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks and ETFs in seeking to enhance the performance of the Fund.

In an attempt to further reduce the Fund's volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

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USAA Asset Management Company            Quantitative Management Associates LLC*
    WASIF A. LATIF                           JACOB POZHARNY, PH.D.
    ARNOLD J. ESPE, CFA                      JOHN VAN BELLE, PH.D.

QS Investors, LLC*
    ROBERT WANG
    RUSSELL SHTERN, CFA

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o HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

  The past year brought a divergence in economic growth trends between the United States and the rest of the world, and this was reflected in the equally wide gap in performance among the major asset classes.

  The U.S. economy, after suffering a weather-related slowdown during the first quarter of 2014, exhibited signs of positive momentum throughout the rest of the year. The momentum was highlighted by both falling unemployment rates and third-quarter gross domestic product growth of 5%. Notably, this momentum occurred even as the Federal Reserve (the Fed) ended its stimulative bond-buying program known as quantitative easing. Outside of the United States, however, the story was quite different as global growth slowed in Europe, Japan, and the emerging markets.

  The divergence between domestic and foreign growth was evident in market performance. U.S. equities performed well, as investors gravitated to the relative safety of U.S. large-cap stocks. Larger companies generally feature strong balance sheets, above-average dividend yields, and stable business lines - all of which were attractive attributes during a time of

  *QS Investors, LLC and Quantitative Management Associates LLC are no longer subadvisers for the Fund as of November 18, 2014.

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2  | USAA GLOBAL MANAGED VOLATILITY FUND

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  slowing global growth. In contrast, international equities closed the period with a negative return. While a large portion of the decline resulted from the falling value of overseas currencies relative to the U.S. dollar during the second half of 2014, the asset class was also affected by concerns about the slowing growth in both Europe and Japan. Emerging market equities and commodities also lost ground, reflecting concerns about the outlook for the world economy.

  In addition, the U.S. investment-grade bond market was helped by the environment of modest economic growth, low inflation, and the growing expectation that the Fed will not be compelled to raise interest rates until late 2015. Yields on U.S. Treasury bonds fell, as prices rose, and these gains carried through to the rest of the market. High-yield bonds lagged, however, as the weakness in energy-related bonds pressured the overall market during the second half of the year.

o HOW DID THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

  The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had total returns of -2.02% and -1.39%, respectively. This compares to total returns of 4.16% for the MSCI All-Country World Index and 5.97% for the Barclays U.S. Aggregate Bond Index.

  USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

O PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE
  REPORTING PERIOD.

  Two factors that impacted the Fund's performance during 2014 include our decisions related to asset allocation and the impact of our

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

  Refer to page 7 for benchmark definitions.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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  option-based risk-management strategy (hedging strategy). With respect to asset allocation, the Fund benefited from its investments in the U.S. equity market including our current preference for large-cap stocks relative to small-cap stocks. An allocation to bonds through the first half of the year also made a positive contribution to performance. However, an allocation of a portion of the Fund's portfolio to international equities - in both the developed and emerging markets - detracted from its returns. Our hedging strategy, which is intended to soften the impact of large stock market sell-offs, also detracted from the Fund's performance.

o THE FUND'S APPROACH CHANGED DURING THE REPORTING PERIOD. WHAT WAS THE NATURE OF THIS CHANGE?

  During the second half of the period, we altered the hedging strategy in an attempt to provide the Fund with greater latitude to participate in the upside of the U.S. equity market. While we continue to seek to hedge against "tail risk" - or major downturns resulting from unexpected events - we have reduced the extent of the hedging strategy, which should lessen its impact on the Fund's short-term results under normal market conditions.

  Second, we altered our approach to gaining exposure to global equities. Rather than focusing on broad-based exchange-traded funds (ETFs) that capture the performance of the major indices, we established positions in ETFs that invest in stocks that meet certain criteria. In the United States, for instance, this approach is reflected in our addition of ETFs that focus on stocks with above-average price momentum, attractive value, and strength in various "quality" factors, respectively. Quality, in this case, refers to strength in fundamental factors such as return on equity, earnings variability, and debt-to-equity ratios.

  We have taken a similar approach within our international allocation, complementing our positions in core ETFs with those designed to provide exposure to undervalued stocks within the developed and emerging markets, respectively.

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4  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

  The goal of this approach is to generate outperformance, relative to the return of the global equity markets, while at the same time using our hedging strategy to mitigate against the potential for large market downturns. In an environment likely to be characterized by a continued divergence in the returns of the major asset classes, we believe this diversified, global, and actively-managed approach to asset allocation is well suited to capture opportunity and manage risk.

  Thank you for your investment in the Fund.

  Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Alternative investments carry specific investor qualifications, which can include high-income and net-worth requirements as well as relatively high investment minimums. They are complex investment vehicles, generally carry high costs, substantial risks, and may be highly volatile. There is often limited (or even non-existent) liquidity and a lack of transparency regarding the underlying assets. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.
  Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA GLOBAL MANAGED VOLATILITY FUND SHARES (FUND SHARES) (Ticker Symbol: UGMVX)

--------------------------------------------------------------------------------
                                        12/31/14                    12/31/13*
--------------------------------------------------------------------------------
Net Assets                           $23.3 Million               $10.8 Million
Net Asset Value Per Share                $8.97                      $11.14

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/14
--------------------------------------------------------------------------------

    1 YEAR                                               SINCE INCEPTION 7/12/13
    -2.02%                                                       3.03%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 12/31/13**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT          1.54%           AFTER REIMBURSEMENT        1.10%

               (Includes acquired fund fees and expenses of 0.20%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Fund Shares commenced operations on July 12, 2013.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2014, as supplemented on November 24, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 24, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 24, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to November 24, 2014, the Fund Shares' expense limitation was 1.10% of average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA GLOBAL MANAGED VOLATILITY FUND

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                     o CUMULATIVE PERFORMANCE COMPARISON o

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                         USAA
                          MSCI ALL-          BARCLAYS U.S.          GLOBAL MANAGED
                          COUNTRY           AGGREGATE BOND            VOLATILITY
                         WORLD INDEX            INDEX                 FUND SHARES
07/31/2013               10,000.00           10,000.00                10,000.00
08/31/2013                9,791.66            9,948.88                 9,808.80
09/30/2013               10,297.41           10,043.07                10,181.64
10/31/2013               10,711.29           10,124.27                10,439.77
11/30/2013               10,862.98           10,086.36                10,544.93
12/31/2013               11,050.38           10,029.36                10,660.87
01/31/2014               10,608.36           10,177.55                10,316.35
02/28/2014               11,120.83           10,231.66                10,660.87
03/31/2014               11,170.27           10,214.23                10,699.15
04/30/2014               11,276.61           10,300.43                10,756.57
05/31/2014               11,516.46           10,417.70                10,861.84
06/30/2014               11,733.28           10,423.09                10,947.97
07/31/2014               11,590.87           10,396.94                10,766.14
08/31/2014               11,846.89           10,511.72                10,919.26
09/30/2014               11,462.86           10,440.35                10,613.02
10/31/2014               11,543.56           10,542.97                10,651.30
11/30/2014               11,736.64           10,617.76                10,727.86
12/31/2014               11,510.17           10,627.72                10,445.83

                                 [END OF CHART]

                         Data from 7/31/13 to 12/31/14.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Shares to the following benchmarks:

o The unmanaged MCSI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Barclays U.S. Aggregate Bond Index is an unmanaged index of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MCSI All-Country World Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the Fund Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

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USAA GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UGOFX)

--------------------------------------------------------------------------------
                                         12/31/14                    12/31/13
--------------------------------------------------------------------------------
Net Assets                            $57.9 Million               $343.0 Million
Net Asset Value Per Share                 $9.08                       $11.16

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/14
--------------------------------------------------------------------------------
    1 YEAR                  5 YEAR                       SINCE INCEPTION 7/31/08
    -1.39%                   3.77%                                3.42%

--------------------------------------------------------------------------------
                              EXPENSE RATIOS AS OF 12/31/13*
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT       1.02%          AFTER REIMBURSEMENT              1.00%

                (Includes acquired fund fees and expenses of 0.20%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2014, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through November 24, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of .80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after November 24, 2015. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to November 24, 2014, the Institutional Shares had no expense cap.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

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8  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                          o CUMULATIVE PERFORMANCE COMPARISON o

                      [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         MSCI ALL-               BARCLAYS U.S.      USAA GLOBAL MANAGED
                         COUNTRY                AGGREGATE BOND        VOLATILITY FUND
                        WORLD INDEX               INDEX             INSTITUTIONAL SHARES
07/31/2008               10,000.00               10,000.00             10,000.00
08/31/2008                9,784.46               10,094.91             10,100.00
09/30/2008                8,561.59                9,959.32              9,260.00
10/31/2008                6,865.11                9,724.23              8,820.00
11/30/2008                6,414.09               10,040.76              8,450.00
12/31/2008                6,646.55               10,415.37              8,671.84
01/31/2009                6,078.68               10,323.47              8,097.08
02/28/2009                5,483.51               10,284.50              7,542.48
03/31/2009                5,935.18               10,427.47              7,865.16
04/30/2009                6,635.81               10,477.33              8,389.50
05/31/2009                7,296.99               10,553.32              8,853.34
06/30/2009                7,256.08               10,613.35              8,934.01
07/31/2009                7,894.81               10,784.54              9,407.94
08/31/2009                8,177.17               10,896.20              9,599.52
09/30/2009                8,552.32               11,010.66              9,932.28
10/31/2009                8,420.15               11,065.03              9,821.36
11/30/2009                8,766.46               11,208.28             10,133.95
12/31/2009                8,948.00               11,033.08             10,310.56
01/31/2010                8,561.29               11,201.62             10,020.12
02/28/2010                8,670.35               11,243.45             10,175.71
03/31/2010                9,228.14               11,229.63             10,528.38
04/30/2010                9,243.67               11,346.52             10,600.99
05/31/2010                8,359.22               11,442.00             10,123.85
06/30/2010                8,109.54               11,621.43              9,729.68
07/31/2010                8,769.40               11,745.42             10,082.35
08/31/2010                8,462.84               11,896.55              9,688.19
09/30/2010                9,272.44               11,909.23             10,227.57
10/31/2010                9,607.56               11,951.63             10,331.30
11/30/2010                9,393.79               11,882.94             10,227.57
12/31/2010               10,081.68               11,754.80             10,555.03
01/31/2011               10,239.89               11,768.48             10,607.34
02/28/2011               10,538.07               11,797.92             10,806.09
03/31/2011               10,527.55               11,804.44             10,858.40
04/30/2011               10,958.25               11,954.28             11,067.62
05/31/2011               10,722.70               12,110.29             11,004.85
06/30/2011               10,553.74               12,074.83             10,921.16
07/31/2011               10,381.92               12,266.44             10,858.40
08/31/2011                9,623.53               12,445.65             10,178.44
09/30/2011                8,714.95               12,536.18              9,676.32
10/31/2011                9,648.69               12,549.65             10,251.67
11/30/2011                9,359.86               12,538.76             10,324.89
12/31/2011                9,340.95               12,676.57             10,196.48
01/31/2012                9,884.10               12,787.88             10,569.39
02/29/2012               10,381.40               12,784.95             10,867.72
03/31/2012               10,450.43               12,714.90             10,878.37
04/30/2012               10,330.85               12,855.86             10,771.83
05/31/2012                9,404.60               12,972.18             10,164.51
06/30/2012                9,869.09               12,977.27             10,462.84
07/31/2012               10,004.19               13,156.26             10,526.77
08/31/2012               10,221.72               13,164.86             10,707.90
09/30/2012               10,543.66               13,182.98             10,931.65
10/31/2012               10,473.39               13,208.91             10,889.03
11/30/2012               10,607.32               13,229.75             10,974.26
12/31/2012               10,847.58               13,210.92             11,218.62
01/31/2013               11,347.31               13,118.52             11,601.58
02/28/2013               11,345.54               13,184.27             11,432.63
03/31/2013               11,550.56               13,194.80             11,455.15
04/30/2013               11,883.03               13,328.31             11,657.90
05/31/2013               11,850.43               13,090.51             11,669.16
06/30/2013               11,504.05               12,888.02             11,466.42
07/31/2013               12,054.78               12,905.64             11,838.12
08/31/2013               11,803.63               12,839.67             11,567.79
09/30/2013               12,413.30               12,961.22             12,007.07
10/31/2013               12,912.22               13,066.01             12,311.19
11/30/2013               13,095.08               13,017.09             12,435.09
12/31/2013               13,321.00               12,943.53             12,583.66
01/31/2014               12,788.15               13,134.78             12,166.46
02/28/2014               13,405.92               13,204.61             12,583.66
03/31/2014               13,465.52               13,182.12             12,640.04
04/30/2014               13,593.71               13,293.36             12,696.42
05/31/2014               13,882.84               13,444.71             12,831.72
06/30/2014               14,144.22               13,451.66             12,933.20
07/31/2014               13,972.54               13,417.92             12,718.96
08/31/2014               14,281.16               13,566.04             12,899.37
09/30/2014               13,818.23               13,473.93             12,538.55
10/31/2014               13,915.51               13,606.37             12,628.76
11/30/2014               14,148.26               13,702.90             12,730.24
12/31/2014               13,875.26               13,715.75             12,408.68

                                 [END OF CHART]

                 Data since Fund inception 7/31/08 to 12/31/14.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Institutional Shares to the benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o TOP 10 EQUITY HOLDINGS - 12/31/14 o
                                   (% of Net Assets)

iShares Core MSCI EAFE ETF* .............................................. 17.2%
PowerShares FTSE RAFI Developed
  Markets ex-U.S. Portfolio .............................................. 13.6%
iShares MSCI USA Momentum Factor ETF* .................................... 11.2%
iShares Russell 1000 ETF* ................................................ 10.6%
iShares MSCI USA Quality Factor ETF* ..................................... 10.6%
PowerShares FTSE RAFI US 1000 Portfolio ..................................  8.9%
iShares Core MSCI Emerging Markets ETF* ..................................  5.2%
iShares MSCI USA Value Factor ETF* .......................................  5.2%
Schwab Fundamental International Large Co.
  Index ETF ..............................................................  5.1%
iShares MSCI EAFE ETF* ...................................................  4.3%

                        o ASSET ALLOCATION** - 12/31/14 o
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EXCHANGE-TRADED FUNDS* ..................................... 51.4%
EXCHANGE-TRADED FUNDS* ................................................... 48.2%
MONEY MARKET INSTRUMENTS .................................................  0.2%
EURODOLLAR AND YANKEE OBLIGATIONS ........................................  0.2%

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes options.

Percentages are of the net assets of the Fund, and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-15.

================================================================================

10  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2014:

 DIVIDEND RECEIVED       QUALIFIED DIVIDEND      LONG TERM
DEDUCTION (CORPORATE   INCOME (NON-CORPORATE    CAPITAL GAIN     QUALIFIED INTEREST
  SHAREHOLDERS)(1)        SHAREHOLDERS)(1)     DISTRIBUTIONS(2)        INCOME
------------------------------------------------------------------------------------
      43.70%                 65.03%             $9,867,000             $566,000
------------------------------------------------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

(2) Pursuant to Section 852 of the Internal Revenue Code.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL MANAGED VOLATILITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Global Managed Volatility Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Global Managed Volatility Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 17, 2015

================================================================================

12  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2014

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES     SECURITY                                                                               (000)
----------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.6%)

              COMMON STOCKS (0.0%)

              FINANCIALS (0.0%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
       198    Oversea-Chinese Banking Corp. Ltd.(a)                                            $         1
                                                                                               -----------

              REITs - DIVERSIFIED (0.0%)
    37,000    BGP Holdings plc, acquired 8/06/2009; cost: $0*(a),(b)                                     -
                                                                                               -----------
              Total Financials                                                                           1
                                                                                               -----------
              Total Common Stocks (cost: $1)                                                             1
                                                                                               -----------

              EXCHANGE-TRADED FUNDS (48.2%)
   133,700    iShares MSCI USA Momentum Factor ETF                                                   9,098
   138,600    iShares MSCI USA Quality Factor ETF                                                    8,628
    64,100    iShares MSCI USA Value Factor ETF                                                      4,231
    75,300    iShares Russell 1000 ETF                                                               8,632
    78,600    PowerShares FTSE RAFI US 1000 Portfolio                                                7,187
    46,200    Schwab Fundamental U.S. Large Co. Index ETF                                            1,391
                                                                                               -----------
              Total Exchange-Traded Funds (cost: $39,000)                                           39,167
                                                                                               -----------

              INTERNATIONAL EXCHANGE-TRADED FUNDS (51.4%)
   252,000    iShares Core MSCI EAFE ETF                                                            13,941
    90,400    iShares Core MSCI Emerging Markets ETF                                                 4,252
    57,600    iShares MSCI EAFE ETF                                                                  3,504
   278,500    PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                             11,001
   115,800    PowerShares FTSE RAFI Emerging Markets Portfolio                                       2,157
    24,300    Schwab Fundamental Emerging Markets Large Co. Index ETF                                  569
   161,600    Schwab Fundamental International Large Co. Index ETF                                   4,148
    53,500    Vanguard FTSE Emerging Markets ETF                                                     2,141
              Total International Exchange-Traded Funds (cost: $44,249)                             41,713
                                                                                               -----------
              Total Equity Securities (cost: $83,250)                                               80,881
                                                                                               -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                            COUPON                             VALUE
(000)         SECURITY                                             RATE           MATURITY           (000)
----------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (0.2%)

              FINANCIALS (0.2%)
              -----------------
              DIVERSIFIED BANKS (0.2%)
      $200    BayernLB Capital Trust l (cost: $115)               6.20%                 -(c)   $       175
                                                                                               -----------
----------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (0.2%)
              MONEY MARKET FUNDS (0.2%)
   154,126    State Street Institutional Liquid Reserves Fund
                 Premier Class, 0.07%(d) (cost: $154)                                                  154
                                                                                               -----------
              TOTAL INVESTMENTS (COST: $83,519)                                                $    81,210
                                                                                               ===========

----------------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
----------------------------------------------------------------------------------------------------------
              PURCHASED OPTIONS (0.1%)
       188    Put - S&P 500 Index expiring January 30, 2015 at 1800                                     78
                                                                                               -----------
              TOTAL PURCHASED OPTIONS (COST: $106)                                             $        78
                                                                                               ===========

              WRITTEN OPTIONS (0.0%)
      (100)   Put - S&P 500 Index expiring January 30, 2015 at 1600                                    (13)
                                                                                               -----------
              TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $34)                                   $       (13)
                                                                                               ===========

================================================================================

14  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

----------------------------------------------------------------------------------------------------------
($ IN 000s)                                                   VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------

                                                (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                            QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS              INPUTS          INPUTS        TOTAL
----------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                   $     -                $  1              $-      $     1
  Exchange-Traded Funds                            39,167                   -               -       39,167
  International Exchange-Traded Funds              41,713                   -               -       41,713
Bonds:
  Eurodollar and Yankee Obligations                     -                 175               -          175
Money Market Instruments:
  Money Market Funds                                  154                   -               -          154
Purchased Options                                      78                   -               -           78
----------------------------------------------------------------------------------------------------------
Total                                             $81,112                $176              $-      $81,288
----------------------------------------------------------------------------------------------------------

                                                (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                            QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
LIABILITIES                     FOR IDENTICAL LIABILITIES              INPUTS          INPUTS        TOTAL
----------------------------------------------------------------------------------------------------------
Written Options                                     $(13)                  $-              $-        $(13)
----------------------------------------------------------------------------------------------------------
Total                                               $(13)                  $-              $-        $(13)
----------------------------------------------------------------------------------------------------------

For the period of January 1, 2014, through December 31, 2014, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

December 31, 2014

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 51.6% of net assets at December 31, 2014.

  The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o CATEGORIES AND DEFINITIONS

  EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

  REIT - Real estate investment trust

================================================================================

16  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

o SPECIFIC NOTES

  (a) Security was fair valued at December 31, 2014, by USAA Asset
      Management Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was $1,000, which represented less than 0.1% of the Fund's net assets.

  (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at December 31, 2014, was zero.

  (c) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

  (d) Rate represents the money market fund annualized seven-day yield at December 31, 2014.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2014

----------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at market value (cost of $83,519)                          $81,210
  Purchased options, at market value (cost of $106)                                          78
  Cash                                                                                       12
  Receivables:
    Capital shares sold                                                                       1
    USAA Asset Management Company (Note 6D)                                                  16
    Dividends and interest                                                                   63
                                                                                        -------
      Total assets                                                                       81,380
                                                                                        -------
LIABILITIES
  Written options, at market value (premiums received of $34)                                13
  Accrued management fees                                                                    46
  Accrued transfer agent's fees                                                               1
  Other accrued expenses and payables                                                        82
                                                                                        -------
      Total liabilities                                                                     142
                                                                                        -------
        Net assets applicable to capital shares outstanding                             $81,238
                                                                                        =======
NET ASSETS CONSIST OF:
  Paid-in capital                                                                       $84,014
  Accumulated undistributed net investment income                                             5
  Accumulated net realized loss on investments, options, and futures transactions          (458)
  Net unrealized depreciation of investments, options, and futures contracts             (2,316)
  Net unrealized depreciation of foreign currency translations                               (7)
                                                                                        -------
        Net assets applicable to capital shares outstanding                             $81,238
                                                                                        =======
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $23,300/2,596 shares outstanding)                        $  8.97
                                                                                        =======
    Institutional Shares (net assets of $57,938/6,382 shares outstanding)               $  9.08
                                                                                        =======

See accompanying notes to financial statements.

================================================================================

18  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2014

----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $122)                                               $ 6,058
   Interest                                                                                            866
                                                                                                   -------
          Total income                                                                               6,924
                                                                                                   -------
EXPENSES
   Management fees                                                                                   1,582
   Administration and servicing fees:
       Fund Shares                                                                                      25
       Institutional Shares                                                                            124
   Transfer agent's fees:
       Fund Shares                                                                                      10
       Institutional Shares                                                                            124
   Custody and accounting fees:
       Fund Shares                                                                                      24
       Institutional Shares                                                                            254
   Postage:
       Fund Shares                                                                                       1
       Institutional Shares                                                                              1
   Shareholder reporting fees:
       Fund Shares                                                                                       8
       Institutional Shares                                                                              3
   Trustees' fees                                                                                       22
   Registration fees:
       Fund Shares                                                                                      29
       Institutional Shares                                                                             19
   Professional fees                                                                                   114
   Other                                                                                                13
                                                                                                   -------
          Total expenses                                                                             2,353
   Expenses reimbursed:
       Fund Shares                                                                                     (31)
                                                                                                   -------
          Net expenses                                                                               2,322
                                                                                                   -------
NET INVESTMENT INCOME                                                                                4,602
                                                                                                   -------

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS

    Net realized gain (loss) on:
      Unaffiliated transactions                                                                     63,580
      Affiliated transactions (Note 8)                                                                 272
      Foreign currency transactions                                                                     (3)
      Options                                                                                       (9,488)
      Futures transactions                                                                              60
  Change in net unrealized appreciation/depreciation of:

      Investments                                                                                  (64,838)
      Foreign currency translations                                                                     (9)
      Options                                                                                        3,078
      Futures contracts                                                                                 (5)
                                                                                                  --------
          Net realized and unrealized loss                                                          (7,353)
                                                                                                  --------
  Decrease in net assets resulting from operations                                                $ (2,751)
                                                                                                  ========

See accompanying notes to financial statements.

================================================================================

20  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,

----------------------------------------------------------------------------------------------------------
                                                                                          2014        2013
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                              $  4,602    $  6,345
   Net realized gain on investments                                                     63,852      44,627
   Net realized loss on foreign currency transactions                                       (3)        (21)
   Net realized loss on options                                                         (9,488)    (24,851)
   Net realized gain on futures transactions                                                60         425
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                     (64,838)     16,109
       Foreign currency translations                                                        (9)          1
       Options                                                                           3,078        (748)
       Futures contracts                                                                    (5)         19
                                                                                      --------------------
            Increase (decrease) in net assets resulting from operations                 (2,751)     41,906
DISTRIBUTIONS TO SHAREHOLDERS FROM:                                                   --------------------
   Net investment income:
       Fund Shares*                                                                     (2,063)        (11)
       Institutional Shares                                                             (5,223)       (364)
                                                                                      --------------------
            Total distributions of net investment income                                (7,286)       (375)
                                                                                      --------------------
   Net realized gains:
       Fund Shares                                                                      (2,641)          -
       Institutional Shares                                                             (7,226)          -
                                                                                      --------------------
            Total distributions of net realized gains                                   (9,867)          -
                                                                                      --------------------
       Distributions to shareholders                                                   (17,153)       (375)
                                                                                      --------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares*                                                                         17,738      10,230
   Institutional Shares                                                               (270,329)    (78,916)
                                                                                      --------------------
       Total net decrease in net assets from capital share transactions               (252,591)    (68,686)
                                                                                      --------------------
   Net decrease in net assets                                                         (272,495)    (27,155)
NET ASSETS
   Beginning of year                                                                   353,733     380,888
                                                                                      --------------------
   End of year                                                                        $ 81,238    $353,733
                                                                                      ====================
Accumulated undistributed net investment income:
   End of year                                                                        $      5    $  6,368
                                                                                      ====================

*Fund shares were initiated on July 12, 2013

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this annual report pertains only to the USAA Global Managed Volatility Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

The Fund consists of two classes of shares: Global Managed Volatility Fund Shares (Fund Shares) and Global Managed Volatility Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or

================================================================================

22  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including Exchange-Traded Funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

      sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

24  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost, which approximates market value.

   7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   8. Options are valued by a pricing service at the National Best Bid/Offer
      (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

      price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include common stock, which are valued based on methods discussed in Note 1A2, and bonds, which are valued based on methods discussed in Note 1A5.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under

================================================================================

26  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at December 31, 2014, did not include master netting provisions.

   FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

   OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

   equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on

================================================================================

28  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 31, 2014* (IN THOUSANDS)

                                    ASSET DERIVATIVES                      LIABILITY DERIVATIVES
----------------------------------------------------------------------------------------------------------
                                   STATEMENT OF                            STATEMENT OF
DERIVATIVES NOT                    ASSETS AND                              ASSETS AND
ACCOUNTED FOR AS                   LIABILITIES                             LIABILITIES
HEDGING INSTRUMENTS                LOCATION                  FAIR VALUE    LOCATION             FAIR VALUE
----------------------------------------------------------------------------------------------------------
Equity contracts                   Purchased options;           $78        Written options          $13
                                   Net unrealized
                                   depreciation of
                                   investments, options,
                                   and futures contracts
----------------------------------------------------------------------------------------------------------

   * For open derivative instruments as of December 31, 2014, see the portfolio of investments, which also is indicative of activity for the year ended December 31, 2014.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2014 (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
DERIVATIVES NOT                                                       REALIZED GAIN    APPRECIATION
ACCOUNTED FOR AS                   STATEMENT OF                       (LOSS) ON        (DEPRECIATION)
HEDGING INSTRUMENTS                OPERATIONS LOCATION                DERIVATIVES      ON DERIVATIVES
-----------------------------------------------------------------------------------------------------
Equity contracts                   Net realized gain (loss)              $(9,428)          $3,073
                                   on options and futures
                                   transactions/Change in
                                   net unrealized appreciation/
                                   depreciation of options
                                   and futures contracts
-----------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized

================================================================================

30  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED- DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2014, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended December 31, 2014, the Fund paid CAPCO facility fees of $1,000, which represents 0.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended December 31, 2014.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend, passive foreign investment corporation, and the utilization of earnings and profits distributed to shareholders on redemption of shares

================================================================================

32  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income by $3,679,000, increase accumulated net realized loss on investments by $36,709,000, and increase in paid in capital by $40,388,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended December 31, 2014, and 2013, was as follows:

                                                       2014              2013
                                                   -----------------------------
Ordinary income*                                   $ 7,286,000          $375,000
Long-term realized capital gain                      9,867,000                 -
                                                   -----------------------------
   Total distributions paid                        $17,153,000          $375,000
                                                   =============================

As of December 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Unrealized depreciation of investments                              $(2,776,000)

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales, partnership basis, and mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended December 31, 2014, the Fund utilized post-enactment capital loss carryforwards of $10,262,000, to offset capital gains. At December 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2014, were $363,724,000 and $628,567,000, respectively.

As of December 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $84,085,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2014, for federal income tax purposes, were $282,000 and $3,079,000, respectively, resulting in net unrealized depreciation of $2,797,000.

For the year ended December 31, 2014, transactions in written call and put options* were as follows:

                                                                        PREMIUMS
                                                   NUMBER OF            RECEIVED
                                                   CONTRACTS             (000'S)
                                                   -----------------------------
Outstanding at December 31, 2013                     5,250               $   331
Options written                                     54,775                 5,905
Options terminated in closing
 purchase transactions                             (52,925)               (5,710)
Options expired                                     (7,000)                 (492)
                                                   -----------------------------
Outstanding at December 31, 2014                       100               $    34
                                                   =============================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

34  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At December 31, 2014, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           YEAR ENDED             YEAR ENDED
                                       DECEMBER 31, 2014       DECEMBER 31, 2013
--------------------------------------------------------------------------------
                                     SHARES        AMOUNT    SHARES       AMOUNT
                                     -------------------------------------------
FUND SHARES:
 (INITIATED ON JULY 12, 2013)
Shares sold                           2,440     $  27,179    1,283     $  13,632
Shares issued from reinvested
 dividends                              390         3,729        -*            5
Shares redeemed                      (1,200)      (13,170)    (317)       (3,407)
                                     -------------------------------------------
Net increase from capital
 share transactions                   1,630     $  17,738      966     $  10,230
                                     ===========================================
INSTITUTIONAL SHARES:
Shares sold                           7,081     $  79,628    2,492     $  25,802
Shares issued from reinvested
 dividends                               11           106       33           364
Shares redeemed                     (31,442)     (350,063) (10,024)     (105,082)
                                     -------------------------------------------
Net decrease from capital
 share transactions                 (24,350)    $(270,329)  (7,499)    $ (78,916)
                                     ===========================================

* Represents less than 500 shares.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

   manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended December 31, 2014, there were no subadvisers.

   The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

   The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $1,582,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment
   Subadvisory Agreements with Quantitative Management Associates LLC (QMA) and QS Investors, LLC (QS), under which each subadviser provided day-to-day discretionary management of portion of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Board and the Manager.

   Effective November 18, 2014, the Manager terminated its investment subadvisory agreements with QMA and QS.

   The Manager (not the Fund) paid QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA managed. For the year ended December 31, 2014, the Manager incurred subadvisory fees, paid or payable to QMA, of $97,000.

   The Manager (not the Fund) paid QS a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that QS managed. For the year ended December 31, 2014, the Manager incurred subadvisory fees, paid or payable to QS, of $130,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an

================================================================================

36  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   annualized rate of 0.15% of average net assets of the Fund Shares, and 0.05% of average net assets of the Institutional Shares. For the year ended December 31, 2014, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $25,000 and $124,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2014, the Fund reimbursed the Manager $7,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION - The Manager agreed, through November 24, 2015, to limit the total annual operating expenses of the Fund Shares to 0.90% and the Institutional Shares to 0.80% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through November 24, 2015, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior to November 24, 2014, the Fund Shares' expense limitation was 1.10% of average net assets. For the year ended December 31, 2014, the Fund incurred reimbursable expenses of $31,000, of which $16,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
   Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23.00 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended December 31, 2014, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $10,000 and $124,000, respectively.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At December 31, 2014, USAA and its affiliates owned 478,000 Fund Shares (18.4%) and 6,289,000 Institutional Shares, which represent 98.5% of the Institutional Shares and 75.4% of the Fund.

As of December 31, 2014, USAA and its affiliates owned approximately 75.4% of the USAA Global Managed Volatility Fund; and it is considered a "control person" of the Fund for purposes of the 1940 Act. Investment activities of these shareholders could have a significant impact on the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

================================================================================

38  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended December 31, 2014, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Fund at the then-current market price with no brokerage commissions incurred.

                                                                   NET REALIZED
                                                     COST TO      GAIN (LOSS) TO
       SELLER                PURCHASER              PURCHASER        SELLER
--------------------------------------------------------------------------------
USAA Global Managed       USAA Flexible
 Volatility Fund            Income Fund            $1,013,000       $153,000
USAA Global Managed       USAA High
 Volatility Fund            Income Fund               820,000        (40,000)
USAA Global Managed       USAA Income
 Volatility Fund            Fund                    1,057,000        159,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                               YEAR ENDED           PERIOD ENDED
                                              DECEMBER 31,          DECEMBER 31,
                                              ----------------------------------
                                                  2014                 2013***
                                              ----------------------------------
Net asset value at beginning of period         $ 11.14               $ 10.46
                                               ------------------------------
Income (loss) from investment operations:
 Net investment income(a)                          .17                   .07
 Net realized and unrealized gain (loss)(a)       (.37)                  .62
                                               -----------------------------
Total from investment operations(a)               (.20)                  .69
                                               -----------------------------
Less distributions from:
 Net investment income                            (.84)                 (.01)
 Realized capital gains                          (1.13)                    -
                                               -----------------------------
Total distributions                              (1.97)                 (.01)
                                               -----------------------------
Net asset value at end of period               $  8.97               $ 11.14
                                               =============================

Total return (%)*                                (2.02)                  6.61
Net assets at end of period (000)              $23,300               $10,771
Ratios to average net assets:**
 Expenses (%)(b)                                  1.07(d)               1.10(c)
 Expenses, excluding reimbursements (%)(b)        1.25                  1.34(c)
 Net investment income (%)                        1.60                  1.29(c)
Portfolio turnover (%)                             147(e)                 92

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended December 31, 2014, average net assets were $16,795,000.

*** Fund Shares commenced operations on July 12, 2013.

(a) Calculated using average shares. For the year ended December 31, 2014, average shares were 1,544,000.

(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:

                                                     -                  (.00%)(+)

    (+) Represents less than 0.01% of average net assets.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(d) Effective November 24, 2014, the Manager voluntarily agreed to reimburse the Fund Shares for expenses in excess of 0.90% of their annual average net assets. Prior to November 24, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.10% of the Fund
    Shares' average net assets.

(e) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

40  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------
                                                       2014    2013***     2012         2011          2010
                                              ------------------------------------------------------------
Net asset value at beginning of period          $ 11.16      $   9.96   $   9.57      $  10.09    $   9.94
                                              ------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                              .20(d)        .21        .22           .17         .13
 Net realized and unrealized gain (loss)           (.33)(d)      1.00        .73          (.51)        .11
                                              ------------------------------------------------------------
 Total from investment operations                  (.13)(d)      1.21        .95          (.34)        .24
                                              ------------------------------------------------------------

Less distributions from:
 Net investment income                             (.82)         (.01)      (.25)         (.18)       (.09)
 Realized capital gains                           (1.13)            -       (.31)            -           -
                                              ------------------------------------------------------------
Total distributions                               (1.95)         (.01)      (.56)         (.18)       (.09)
                                              ------------------------------------------------------------
Net asset value at end of period                $  9.08      $  11.16   $   9.96      $   9.57    $  10.09
                                              ============================================================
Total return (%)*                                 (1.39)        12.17      10.02         (3.40)       2.37
Net assets at end of period (000)               $57,938      $342,962   $380,888      $441,645    $475,075
Ratios to average net assets:**
 Expenses (%)(a)                                    .87(e)        .82        .80(b)        .79         .80
 Expenses, excluding reimbursements (%)(a)          .87           .82        .80           .79         .80
 Net investment income (%)                         1.76          1.72       1.86          1.61        1.46
Portfolio turnover (%)                              147(f)         92        106(c)        144         156

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the year ended December 31, 2014, average net assets were $245,944,000.

*** Effective July 12, 2013, the existing share class was designated "Global
    Managed Volatility Fund Institutional Shares (Institutional Shares)".

(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:

                                                      -          (.00%)(+)    (.00%)(+)    (.00%)(+)  (.00%)(+)

    (+)Represents less than 0.01% of average net assets.

(b) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.00% of the Institutional Shares' average net assets.

(c) Decrease in trading activity due to changes in subadvisers and asset allocation strategies.

(d) Calculated using average shares. For the year ended December 31, 2014, average shares were 21,500,000.

(e) Effective November 24, 2014, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.80% of the Institutional
    Shares' average net assets.

(f) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

                                              NOTES TO FINANCIAL STATEMENTS | 41

================================================================================

EXPENSE EXAMPLE

December 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2014, through December 31, 2014.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund

================================================================================

42 | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                               BEGINNING                    ENDING              DURING PERIOD*
                              ACCOUNT VALUE             ACCOUNT VALUE            JULY 1, 2014 -
                               JULY 1, 2014           DECEMBER 31, 2014       DECEMBER 31, 2014
                     ---------------------------------------------------------------------------
FUND SHARES
Actual                         $1,000.00                  $ 955.20                 $5.17
Hypothetical
 (5% return before expenses)    1,000.00                  1,019.91                  5.35
INSTITUTIONAL SHARES
Actual                          1,000.00                    959.40**                4.49**
Hypothetical
 (5% return before expenses)    1,000.00                  1,020.62**                4.63**

* Expenses are equal to the annualized expense ratio of 1.05% for Fund Shares and 0.91% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (4.48)% for Fund Shares and (4.06)% for Institutional Shares for the six-month period of July 1, 2014, through December 31, 2014.

** The Funds' annualized expense ratio of 1.05% for Fund Shares above reflects a change effective November 24, 2014. The Manager's expense limitation ratio for the Fund Shares changed from 1.10% to 0.90% of the Fund Shares' average net assets. Had the expense limitation ratio of 0.90% been in effect for the entire six-month period of July 1, 2014, through December 31, 2014, the values in the table above would be as shown below.

                                                                                EXPENSES PAID
                               BEGINNING                    ENDING              DURING PERIOD
                              ACCOUNT VALUE             ACCOUNT VALUE            JULY 1, 2014 -
                               JULY 1, 2014           DECEMBER 31, 2014       DECEMBER 31, 2014
                     ---------------------------------------------------------------------------
FUND SHARES
Actual                         $1,000.00                 $  955.20                 $4.44
Hypothetical
 (5% return before expenses)    1,000.00                  1,202.67                  4.58

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

44  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2,4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (02/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-04/14); President, AMCO (08/11-04/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (09/07-09/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2,3,4,5,6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (03/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  45

================================================================================

JEFFERSON C. BOYCE(3,4,5,6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over one year's experience as a Board Member of the USAA family of funds. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3,4,5,6,8)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

46  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PAUL L. MCNAMARA(3,4,5,6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over three years as a Board Member of the USAA family of funds. Paul
L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3,4,5,6,7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  47

================================================================================

MICHAEL F. REIMHERR(3,4,5,6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

 (2) Member of Executive Committee.

 (3) Member of Audit Committee.

 (4) Member of Pricing and Investment Committee.

 (5) Member of Corporate Governance Committee.

 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

 (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.

 (8) Ms. Hawley was designated as an Audit Committee Financial Expert by the Funds' Board in September 2014.

 (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

48  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (06/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICORP.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  49

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, FASG General Counsel (04/13-11/14); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

50  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

(1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  51

================================================================================

TRUSTEES                         Daniel S. McNamara
                                 Robert L. Mason, Ph.D.
                                 Jefferson C. Boyce
                                 Dawn M. Hawley
                                 Paul L. McNamara
                                 Barbara B. Ostdiek, Ph.D.
                                 Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                USAA Asset Management Company
INVESTMENT ADVISER               P.O. Box 659453
                                 San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                  USAA Investment Management Company
DISTRIBUTOR                      P.O. Box 659453
                                 San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                   USAA Shareholder Account Services
                                 9800 Fredericksburg Road
                                 San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                    State Street Bank and Trust Company
ACCOUNTING AGENT                 P.O. Box 1713
                                 Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                      Ernst & Young LLP
REGISTERED PUBLIC                100 West Houston St., Suite 1800
ACCOUNTING FIRM                  San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                      Under "My Accounts" on
SELF-SERVICE 24/7                usaa.com select your mutual fund
AT USAA.COM                      account and either click the link or
                                 select `I want to...' and select
OR CALL                          the desired action.
(800) 531-USAA
         (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

201621-0215

================================================================================

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ITEM 2.  CODE OF ETHICS.

On September 24, 2014, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


On November 18, 2008, and September 24, 2014, respectively, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley as the Board's audit committee financial experts. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2014 and 2013 were $419,808 and $419,620, respectively.


(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2014 and 2013 were $67,300 and $78,650, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax services relating to the PFIC Analyzer Service for fiscal years ended December 31, 2014 and 2013 were $15,164 and $0, respectively.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for December 31, 2014 and 2013 were $67,300 and $406,468, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

Approved and adopted by the Investment Code of Ethics Committee:
August 27, 2014

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 24, 2014

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2014

By:*     /s/ Daniel J. Mavico
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     02/24/2015
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     02/26/2015
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     02/26/2015
         ------------------------------

*Print the name and title of each signing officer under his or her signature.